UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

IMS Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36381	27-1335689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (203) 448-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevin Knightly is appointed Senior Vice President, Information Offerings, effective April 1, 2015. Mr. Knightly was previously Senior Vice President, Supplier Management.

Robert Chu has been appointed Senior Vice President, Technology Solutions effective April 1, 2015. Mr. Chu is President, IMS Health Asia Pacific and previously was General Manager of IMS France. Earlier in his career, he spent 15 years at IBM Corporation in sales, consulting and technology leadership roles. Mr. Chu holds a Master’s degree from École Polytechnique and a Master of Engineering, Computer Science degree from Telecom Paris. Also effective April 1, Satwinder Sian, formerly Senior Vice President, Global Technology Operations, has been named strategic advisor to the Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Holdings, Inc. (Registrant)

Date: March 27, 2015	By:	/s/ Ronald E. Bruehlman
	Name:	Ronald E. Bruehlman
	Title:	Senior Vice President and Chief Financial Officer